                                 SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant /x/

         Filed by a Party other than the Registrant  / /

         Check the appropriate box:

         / /      Preliminary Proxy Statement
         /x/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Confidential, For Use of the
                  Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       INTEGRA LIFESCIENCES CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):
         /x/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  ----------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  ----------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ----------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  ----------------------------------------------------------

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

                  ----------------------------------------------------------
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

                  ----------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  ----------------------------------------------------------
         (3)      Filing Party:

                  ----------------------------------------------------------
         (4)      Date Filed:

                       INTEGRA LIFESCIENCES CORPORATION

                            [LOGO] 105 MORGAN LANE
                         PLAINSBORO, NEW JERSEY 08536

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1998

To the Stockholders of Integra LifeSciences Corporation:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting (the "Meeting") of the Stockholders of Integra LifeSciences Corporation (the "Company") will be held as, and for the purposes, set forth below:

TIME                       9:00 a.m. on Monday, May 18, 1998

PLACE                      Hyatt Regency Princeton
                           102 Carnegie Center
                           Princeton, New Jersey

ITEMS OF BUSINESS          1.  To consider and vote upon a proposal
                               to approve and adopt an amendment to the Company's Amended and Restated Certificate of
                               Incorporation to effect a one-for-two reverse split of the Common Stock of the Company.

                           2.  To consider and vote upon a proposal to
                               approve and adopt the Integra LifeSciences
                               Corporation 1998 Stock Option Plan.

                           3. To consider and vote upon a proposal to approve and adopt the Integra LifeSciences Corporation Employee Stock Purchase Plan.

                           4. To elect six directors of the Company to hold office as specified in the accompanying Proxy Statement.

                           5. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's auditors for the current fiscal year.

                           6. To act upon any other matters properly coming before the meeting or any adjournment or postponement thereof.

RECORD DATE                Holders of Common Stock of record at the close of
                           business on April 8, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 105 Morgan
                           Lane, Plainsboro, New Jersey.

ANNUAL REPORT              The 1997 Annual Report of Integra
                           LifeSciences Corporation is being mailed simultaneously herewith. The Annual Report is not to be considered part of the proxy solicitation materials.

IMPORTANT                  In order to avoid additional soliciting expense to
                           the Company, please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                       By order of the Board of Directors,

                                       /s/ William M. Goldstein

Plainsboro, New Jersey                 William M. Goldstein
April 17, 1998                         Secretary

                       INTEGRA LIFESCIENCES CORPORATION
                                105 MORGAN LANE
                         PLAINSBORO, NEW JERSEY 08536

                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1998

Purpose of Meeting

         This Proxy Statement is being furnished to holders of common stock, par value $.01 per share (the "Common Stock"), of Integra LifeSciences Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from such holders for use at the 1998 annual meeting of stockholders of the Company (the "Meeting") to be held on May 18, 1998 at 9:00 a.m. local time at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey and at any adjournment or postponement thereof. This Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders and the form of proxy are first being mailed to the stockholders of the Company on or about April 17, 1998.

         At the Meeting, the stockholders of the Company will be asked to consider and vote upon (i) a proposal to approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-two reverse split of the Common Stock (see "Proposal 1. Reverse Split of Common Stock"); (ii) a proposal to approve and adopt the Integra LifeSciences Corporation 1998 Stock Option Plan (see "Proposal 2. 1998 Stock Option Plan"); (iii) a proposal to approve and adopt the Integra LifeSciences Corporation Employee Stock Purchase Plan (see "Proposal 3. Employee Stock Purchase Plan"); (iv) the election of six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (see "Proposal 4. Election of Directors"); and (v) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's auditors for the current fiscal year (see "Proposal 5. Ratification of Appointment of Auditors").

         The Board knows of no matters that will be presented for consideration at the Meeting other than those matters set forth in the Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy and acting thereunder will have authority to vote on such matters, to the extent permitted by the rules of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting such proxies.

Record Date

         Only stockholders of record as of the close of business on April 8, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were outstanding 29,905,097 shares of Common Stock, which constituted the only outstanding securities of the Company entitled to vote.


Voting and Revocability of Proxies

         Each share of Common Stock entitles the holder of record thereof to one vote, exercisable in person or by properly executed proxy, on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

         Under the General Corporation Law of the State of Delaware, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date is required to approve and adopt the Reverse Split of Common Stock. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote is required to approve and adopt the 1998 Stock Option Plan and the Employee Stock Purchase Plan, and to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's auditors for the current fiscal year. Directors are to be elected by the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted.

         The enclosed proxy is being solicited by the Board of Directors for use in connection with the Meeting and any postponement or adjournment thereof. All Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of each of the proposals set forth herein.

         If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares of Common Stock present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         If a quorum for the Meeting is not obtained or, as to any one or more proposals, if fewer shares of Common Stock are voted in favor of the proposal than the number of shares of Common Stock required for such approval, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original meeting (except for any proxies that have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Proxies voting against a proposal set forth herein will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

         Proxies may be revoked by those persons executing the proxies by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Meeting or (c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to: Secretary, Integra LifeSciences Corporation, 105 Morgan Lane, Plainsboro, New Jersey 08536.

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

                   PROPOSAL 1. REVERSE SPLIT OF COMMON STOCK

General

         The stockholders of the Company are being asked to consider and vote upon a proposal providing for a one-for-two reverse split of the Common Stock. The Reverse Split of Common Stock will be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation in the form set forth in Appendix A to this Proxy Statement (the "Reverse Split Amendment"). If approved by the Company's stockholders, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware on or about May 25, 1998 (the "Effective Date"). Fractional shares of Common Stock will not be issued as a result of the Reverse Split of Common Stock.

         The Reverse Split Amendment will amend Article Fourth of the Company's Amended and Restated Certificate of Incorporation. At the Effective Date, without further action on the part of the Company or the stockholders, each share of Common Stock will be converted into one-half of a share of Common Stock.

         A vote for the Reverse Split of Common Stock will include authorization of the Company's Board of Directors not to file the Reverse Split Amendment in the event the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interest of the Company's stockholders.

Effect of the Reverse Split of Common Stock

         Under Delaware law, no appraisal rights are available to dissenting stockholders in connection with the Reverse Split of Common Stock. Each stockholder who owns fewer than two shares of Common Stock will have his fractional share of Common Stock converted into the right to receive cash as set forth below in "--Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such stockholder in the Company will thereby be terminated, and such stockholder will have no right to share in the assets or any future growth of the Company. Each stockholder who owns two or more shares of Common Stock will continue to own shares of Common Stock and will share in the assets and any future growth of the Company. Such interest will be represented by one-half as many shares as such stockholder owned before the Reverse Split of Common Stock, except that no fractional shares will be issued.


         The authorized capital stock of the Company will not be reduced or otherwise affected by the Reverse Split of Common Stock. On the Record Date, there were 29,905,097 shares of Common Stock issued and outstanding. Based on the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding after giving effect to the Reverse Split of Common Stock is approximately 14,952,500.


Reasons for the Reverse Split of Common Stock

         Management of the Company believes that it may be more difficult to attract new investors to the Company because the shares of Common Stock trade at a relatively low price (the closing price on the Record Date was $4.0625 per share). Institutional investors typically are unwilling to invest in companies whose stock trades at less than $5 or, in some cases, $10 per share. Stockbrokers also are sometimes subject to internal restrictions on their ability to recommend stocks trading at less than $5 per share because of the general presumption that such stock may be highly speculative. In addition, stock which trades in the trading range of the Common Stock may not be marginable under the internal policies of some stockbrokers.

         It is anticipated that following the Reverse Split of Common Stock, the shares of Common Stock will trade at a price that is higher than the current market price. However, there can be no assurance that, after the consummation of the Reverse Split of Common Stock, the shares of Common Stock will trade at two times the market price of the shares of Common Stock prior to the Reverse Split of Common Stock.

Exchange of Stock Certificates and Payment for Fractional Shares

         The exchange of shares of Common Stock will occur on the Effective
Date without any action on the part of stockholders of the Company and without regard to the date certificates representing pre-split shares of Common Stock are physically surrendered for certificates representing post-split shares of Common Stock. The Company's Transfer Agent will exchange certificates. In the event that the number of shares of post-split Common Stock includes a fraction, the Company will pay to the stockholder, in lieu of the issuance of fractional shares of Common Stock, a cash amount in United States dollars which will be equal to the same fraction multiplied by two times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Date. The closing price of the Common Stock ranged from $4.125 to $4.3125 for the five trading days immediately preceding the Record Date, with an average closing price of $4.1875. A change in the closing price of the Common Stock will affect the amount received for a fractional share by a stockholder.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock such stockholders are entitled to receive as a consequence of the Reverse Split of Common Stock. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of post-split Common Stock to which he is entitled and any cash payable in lieu of a fractional share. The transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         After the Effective Date, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of post-split shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional share, into which the shares evidenced by such certificate have been converted, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions, if any, payable by the Company after the Effective Date, until the certificates representing pre-split shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated and, at the time of the surrender of the certificates for pre-split shares of Common Stock, will be paid without interest.

Federal Income Tax Consequences

         The following discussion describes certain federal income tax consequences of the Reverse Split of Common Stock. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, reports to congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

         This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

         STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT OF COMMON STOCK, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

         The Company should not recognize any gain or loss as a result of the Reverse Split of Common Stock. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Split of Common Stock. The aggregate tax basis of post-split Common Stock received by such a stockholder in connection with the Reverse Split of Common Stock will equal the stockholder's aggregate tax basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split of Common Stock should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor. A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss equal to the difference between the cash received and his, her or its basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share.

                             --------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE PROPOSED REVERSE SPLIT OF COMMON STOCK AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE REVERSE SPLIT OF COMMON STOCK.

                      PROPOSAL 2. 1998 STOCK OPTION PLAN

         The Board of Directors believes that a stock option plan enhances the ability of the Company to attract and retain officers and key employees (collectively, "Key Employees") and directors, consultants, and certain other non-employees (together with the Key Employees, the "Optionees") and to motivate them to exercise their best efforts on behalf of the Company, any subsidiary or parent of the Company (a "Related Corporation"), or any affiliate of the Company or a Related Corporation. Since the Company has grown significantly in recent years and the number of Optionees has also increased, the Board of Directors believes that the number of shares reserved that remain available for option grants under the Company's existing stock option plans is inadequate. Accordingly, the Board of Directors proposes and recommends that the stockholders approve the Integra LifeSciences Corporation 1998 Stock Option Plan, which the Board of Directors approved on February 27, 1998, subject to stockholder approval.

         The text of the 1998 Stock Option Plan is attached as Appendix B to this Proxy Statement. The following description of the 1998 Stock Option Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the 1998 Stock Option Plan.

         1. Number of Shares. The aggregate maximum number of shares of Common Stock which may be issued pursuant to options granted under the 1998 Stock Option Plan will be 2,000,000 shares; provided, however, that no Key Employee may be granted options covering more than an aggregate of 1,000,000 shares of Common Stock over any one-year period. Both of the foregoing limits are subject to adjustment to reflect stock dividends, stock splits, share combinations (including the proposed Reverse Split of Common Stock), and similar changes in the capitalization of the Company. The shares issued under the 1998 Stock Option Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         2. Administration. The 1998 Stock Option Plan will be administered by the Company's Stock Option Committee, which consists of at least two directors of the Company's Board of Directors who are designated by the entire Board of Directors. Under the 1998 Stock Option Plan, the Stock Option Committee will have the authority to (i) select the Key Employees and other Optionees to be granted "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, and non-qualified stock options ("NQSOs"), (ii) grant options on behalf of the Company, and (iii) set the date of grant and other terms of the options, including the times at which and the price at which options shall be granted. Currently, the members of the Stock Option Committee are Keith Bradley, Ph.D. and Edmund L. Zalinski, Ph.D.

         3. Eligibility. Only Key Employees of the Company and/or a Related Corporation are eligible to receive ISOs under the 1998 Stock Option Plan. Non-qualified stock options may be granted to all Optionees. As of the date of this Proxy Statement, there are approximately 162 Key Employees of the Company and Related Corporations eligible to receive ISOs and approximately 200 Optionees (including Key Employees) eligible to receive NQSOs.

         4. Term of Plan. No option may be granted under the 1998 Stock Option Plan after February 26, 2008, although options outstanding on February 26, 2008 may extend beyond that date.

         5. Term of Option. All options terminate on the earliest of: (a) the expiration of the term specified in the option agreement, which may not exceed ten years from the date of grant or, in the case of an ISO, five years after the date of grant if the Optionee on the date of grant owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company; (b) in the event the Optionee's employment or service with the Company, Related Corporations, and affiliates terminates prior to the expiration of his or her option, an accelerated expiration date, if any, set by the Stock Option Committee; or (c) an accelerated expiration date, if any, set by the Stock Option Committee in the event of certain corporate transactions (e.g., a merger, consolidation, reorganization, or liquidation).

         6. Option Price. The option price for an option granted under the 1998 Stock Option Plan may not be less than the greater of one hundred percent (100%) of the fair market value of the shares subject to the option on the date that the option is granted or the par value thereof. However, if an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the option price must be at least 110% of the fair market value of the shares on the date that the option is granted. For purposes of the 1998 Stock Option Plan, the per share fair market value of the Company's Common Stock on the relevant date shall equal the quoted closing price on the last business day prior to such date.

         7. Exercisability. Options are exercisable in such installments as the Stock Option Committee may determine, but not earlier than three months from the date of grant except under specified circumstances. On a change in control of the Company (as defined in Section 9A of the 1998 Stock Option
Plan), all outstanding options become fully vested and exercisable.

         8. Payment. An Optionee may, in the discretion of the Stock Option Committee, pay for shares covered by his or her option (i) in cash or its equivalent, (ii) in shares of the Company's Common Stock previously acquired by the Optionee (subject to certain holding period requirements), (iii) in shares of the Company's Common Stock acquired upon exercise of the option,
(iv) through any combination of (i), (ii) or (iii) above, or (v) by delivering a properly executed notice of exercise of the option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the option.

         9. Option Agreement; Restriction on Transferability. All options will be evidenced by a written option agreement which, subject to certain limitations, may contain provisions that are inconsistent with the 1998 Stock Option Plan and such other provisions as the Stock Option Committee deems appropriate. No ISO and, except as otherwise provided in the option agreement, no NQSO granted under the 1998 Stock Option Plan may be assigned or transferred, except by will or the laws of descent and distribution. If the Optionee is married at the time of exercise and if the Optionee requests at the time of exercise, the certificate will be registered in the name of the Optionee and his or her spouse, jointly, with right of survivorship.

         10. Amendments to Options and the 1998 Stock Option Plan; Discontinuance of the 1998 Stock Option Plan. Subject to the provisions of the 1998 Stock Option Plan, the Stock Option Committee may not amend an option agreement without an Optionee's consent if the amendment is unfavorable to the Optionee. The Board of Directors may suspend or discontinue the 1998 Stock Option Plan or, subject to such shareholder approval as may be then required under the applicable rules and regulations of the Code, amend it in any respect whatsoever.

         11. Federal Income Tax Aspects of the 1998 Stock Option Plan. Based on the advice of counsel, the Company believes that, under federal tax laws and regulations in effect on March 1, 1998, the federal income tax consequences to the Company and to the Optionees receiving ISOs and NQSOs pursuant to the 1998 Stock Option Plan will be as follows:

         If an option is treated as an ISO, the Optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an Optionee's sale of his or her shares of Common Stock (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the Optionee as capital gain, which will either be mid-term (if at least 12 months have elapsed since exercise) or long-term (if at least 18 months have elapsed since exercise). Currently, the maximum mid-term rate is 28% and the maximum long-term rate is 20%. If the Optionee disposes of his or her shares of Common Stock prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the Common Stock at the exercise date or the sale price of the Common Stock. Any gain or loss recognized on such a disposition of the Common Stock in excess of the amount treated as ordinary income will be characterized as capital gain or loss. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income, subject to Sections 83 and 162(m) of the Code.

         An Optionee will not recognize any taxable income at the time the Optionee is granted an NQSO. However, upon exercise of the option, the Optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the Common Stock over the exercise price, and the Company will be entitled to a corresponding deduction at the time of exercise, subject to Sections 83 and 162(m) of the Code. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for mid-term or long-term capital gain or loss treatment if the Common Stock has been held for more than 12 months or 18 months, respectively.

         The foregoing does not purport to be a complete summary of the effect of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Optionee may reside.

                             --------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE 1998 STOCK OPTION PLAN AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

                   PROPOSAL 3. EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has approved and is proposing for stockholder approval the Integra LifeSciences Corporation Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to enable eligible employees of the Company or any participating subsidiary, through payroll deductions, to purchase shares of the Company's Common Stock and thus to encourage stock ownership by employees of the Company and to encourage the continued employment of employees of the Corporation.

         The text of the Employee Stock Purchase Plan is attached as Appendix C to this Proxy Statement. The following description of the Employee Stock Purchase Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Employee Stock Purchase Plan.

         1. Number of Shares. The aggregate maximum number of shares of Common Stock which may be issued pursuant to options granted under the Employee Stock Purchase Plan will be 1,000,000 (subject to adjustment to reflect stock dividends, stock splits, share combinations (including the proposed Reverse Split of Common Stock), and similar changes in the capitalization of the Company). The shares issued under the Employee Stock Purchase Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         2. Administration. The Employee Stock Purchase Plan will be administered by the Stock Option Committee. The Stock Option Committee shall have full and final authority, in its discretion but subject to the express provisions of the Employee Stock Purchase Plan: (a) to interpret the Employee Stock Purchase Plan; (b) to make, amend, and rescind rules and regulations relating to the Employee Stock Purchase Plan; (c) to determine the terms and provisions of the instruments by which options shall be evidenced; and (d) to make all other determinations necessary or advisable for the administration of the Employee Stock Purchase Plan.

         3. Eligibility. Any employee of the Company or certain subsidiary corporations may participate in the Employee Stock Purchase Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than five months in any calendar year; (b) an employee whose customary employment is 20 hours or less per week; (c) an employee who, after exercising his or her rights to purchase stock under the Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company; and (d) an employee classified as "temporary" and who has been employed for less than six months. The Board may approve participation in the Plan by employees of certain related corporations of the Company.

         4. Option Terms. Options to purchase shares of Common Stock will be deemed granted to participating employees as of the first business day of each Option Term. The first Option Term will commence July 1, 1998 (or as soon as administratively practicable thereafter) and end December 31, 1998. Subsequent Option Terms will commence each January 1 thereafter and end on the following December 31. Payroll deductions will be accumulated during an Option Term and purchases of shares will occur at the end of each Option Term (from the amounts accumulated during that Option Term).

         5. Participation. An eligible employee may become a participant in the Employee Stock Purchase Plan for an Option Term by authorizing the Company to have deductions of up to 15% made from his or her basic rate of compensation during the Option Term. If an employee first becomes eligible for the Employee Stock Purchase Plan after the commencement but before October 1 of an Option Term, the employee shall be eligible to participate by making payroll deductions for the remainder of the Option Term, commencing on the first business day of the calendar quarter coincident with or immediately following the date he or she first becomes eligible. Payroll deduction amounts under the Employee Stock Purchase Plan will be held as general assets of the Company. During an Option Term, an employee may not change his or her percentage of payroll deduction, but may cease payroll deductions for the remainder of the Option Term. However, an employee may not withdraw any contributed funds other than by terminating participation in the Employee Stock Purchase Plan (as described below).

         6. Purchase Price. The purchase price for each share (the "Purchase Price") will be equal to the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the applicable Option Term (or, in the case of an employee who first becomes eligible for the Employee Stock Purchase Plan after the beginning of an Option Term, 85% of the fair market value of the Common Stock on the first business day of the applicable calendar quarter), or (ii) 85% of the fair market value of the Common Stock on the last business day of the applicable Option Term. For purposes of the Plan, the per share fair market value of the Company's Common Stock on the relevant date will equal the quoted closing price on the last business day prior to such date.

         7. Exercise of Option. Subject to the limits of the Employee Stock Purchase Plan, on the last business day of each Option Term, a participating employee's option is automatically exercised for the number of whole shares of Common Stock purchasable with his or her accumulated payroll deductions under the Employee Stock Purchase Plan for such Option Term. An employee must be employed on the last day of the Option Term in order to acquire stock for that Option Term under the Employee Stock Purchase Plan. In no event may the number of whole shares of Common Stock purchased by an employee during an Option Term exceed 8,000 (subject to adjustment to reflect stock dividends, stock splits, share combinations (including the proposed Reverse Split of Common Stock), and similar changes in the capitalization of the Company).

         8. Accrual Limitation. No employee may be granted an option under the Employee Stock Purchase Plan which permits his or her rights to purchase stock under the Employee Stock Purchase Plan and all other "employee stock purchase plans" of the Corporation and any parent or subsidiary to accrue at a rate that exceeds $25,000, determined as of the first business day of the Option Term.

         9. Termination of Participation. A participating employee will be refunded all payroll deductions held on his or her behalf, and his or her participation in the Employee Stock Purchase Plan will be terminated, if: (a) the employee elects to terminate participation and withdraw his or her payroll deductions by providing notice to that effect to the Company; (b) the employee ceases to be employed by the Company or a participating subsidiary; (c) the Board of Directors elects to terminate the Employee Stock Purchase Plan; or
(d) the employee ceases to be eligible to participate in the Employee Stock Purchase Plan. However, termination of participation during an Option Term will not affect an employee's ability to participate in later Option Terms, provided the employee continues to satisfy the eligibility requirements of the Employee Stock Purchase Plan.

         10. Nonassignability. No participating employee may assign his or her payroll deductions or options to purchase shares of Common Stock under the Employee Stock Purchase Plan, whether voluntarily, by operation of law or otherwise. However, the right to receive a return of accumulated payroll deductions (if any) after death of the employee may be transferred by will or by the laws of descent and distribution.

         11. Amendment. The Board of Directors may, at any time, amend the Employee Stock Purchase Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares that may be made available for purchase under the Employee Stock Purchase Plan, (b) changing the eligibility requirements for participating in the Employee Stock Purchase Plan, or (c) otherwise causing options issued under the Employee Stock Purchase Plan to fail to meet
Section 423 of the Code.

         12. Termination. With respect to any shares of Common Stock not subject to options under the Employee Stock Purchase Plan, the Board of Directors may terminate the Employee Stock Purchase Plan at any time. In any event, the Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at such time as all shares of Common Stock that may be made available for purchase under the Employee Stock Purchase Plan have been issued.

         13. Federal Income Tax Aspects of the Employee Stock Purchase Plan. Based on the advice of counsel, the Company believes that, under federal tax laws and regulations in effect on March 1, 1998, the federal income tax consequences to the Company and the participating employees receiving options pursuant to the Employee Stock Purchase Plan will be as follows:

         The Employee Stock Purchase Plan is intended to meet the requirements of Section 423 of the Code. Under Section 423, no income will be recognized for federal income tax purposes by participants when they are granted an option under the Plan at the beginning of an Option Term (or on a delayed grant date) or upon purchase of shares at the end of an Option Term. The Company receives no deduction at either the applicable grant date or end of an Option Term. If the shares acquired by a participant pursuant to an option granted under the Plan are disposed of more than two years after the applicable grant date (or if the participant dies while owning the shares), the participant will recognize ordinary income to the extent of the lesser of:
(a) the purchase price discount of the shares at the applicable grant date; or
(b) the amount by which the fair market value of the shares at the time of disposition exceeded the price paid for the shares. Additional gain, if any, will be taxed as capital gain, which will either be mid-term (if at least 12 months have elapsed since the end of the Option Term) or long-term (if at least 18 months have elapsed since the end of the Option Term). Currently, the maximum mid-term rate is 28% and the maximum long-term rate is 20%. The Company receives no deduction if the shares are disposed of more than two years after the applicable grant date of the Option Term in which they are acquired.

         If the shares are disposed of within two years from the applicable grant date of an Option Term, the participant will recognize ordinary income in the year of disposition in the amount by which the fair market value of the shares on the date of acquisition exceeded the price paid for the shares. Any additional gain or loss on the disposition of the shares is treated as short-term, mid-term, or long-term capital gain or loss, depending on how long the shares were held by the participant. The Company may take a deduction in the year a participant makes a disqualifying disposition (i.e., disposes of shares within two years from the applicable grant date) to the extent the participant recognizes ordinary income on the disposition, subject to Sections 83 and 162(m) of the Code.

         The foregoing does not purport to be a complete summary of the effect of Federal income taxation upon employees under the Employee Stock Purchase Plan. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an employee may reside.

                             --------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE EMPLOYEE STOCK PURCHASE PLAN AND HEREBY RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE
PLAN.

                       PROPOSAL 4. ELECTION OF DIRECTORS

         The Board of Directors has nominated six persons for election as directors whose terms will expire at the 1999 Annual Meeting of Stockholders, or when their successors are elected and qualified. The nominees are Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., Stuart M. Essig, George W. McKinney, III, Ph.D., James M. Sullivan and Edmund L. Zalinski, Ph.D., each of whom are currently directors of the Company. William M. Goldstein, Esq. and Frederic V. Malek, each of whom have served as a director of the Company since 1992, have informed the Company of their decision not to stand for reelection at the Meeting.

         If any nominee should be unable to serve as director, an event not now anticipated, it is intended that the shares of Common Stock represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

         Keith Bradley, Ph.D. has been a director of the Company since 1992. He is the Professor of International Management at The Open University Business School, Milton Keynes, England, and a Director of Ockham Holdings plc, a London Stock Exchange corporation. Dr. Bradley was the founder and formerly Executive Director of the London School of Business Performance Group, an interdisciplinary research institute which specializes in organizational performance. He has extensive experience as a consultant to a variety of business, government and international organizations and has published widely on management and industrial policy. Dr. Bradley has served as Visiting Professor at Harvard Business School, the UCLA Graduate School of Management and the Wharton School of the University of Pennsylvania. Dr. Bradley received a Diploma in Education from Culham College and a Ph.D. degree in Economics from the University of Essex. Dr. Bradley is 53 years old.

         Richard E. Caruso, Ph.D. has served as the Company's Chairman since March 1992. Prior to being replaced by Mr. Essig in December 1997, Dr. Caruso served as the Company's Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. He has 25 years experience in finance and entrepreneurial ventures. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is also a certified public accountant. Dr. Caruso is 54 years old.

         Stuart M. Essig has served as President and Chief Executive Officer and as a director of the Company since December 1997. Prior to joining the Company, Mr. Essig supervised the medical technology practice at Goldman, Sachs & Co. as a managing director. Mr. Essig has ten years of broad health care experience at Goldman Sachs serving as a senior merger and acquisitions advisor to a broad range of domestic and international medical technology, pharmaceutical and biotechnology clients. Mr. Essig received an A.B. degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and an M.B.A. and a Ph.D. degree in Financial Economics from the University of Chicago, Graduate School of Business. He also serves as a director of Neuromedical Systems, Inc. Mr. Essig is 36 years old.

         George W. McKinney, III, Ph.D. has been a director of the Company since 1992 and has served as Vice Chairman of the Board since May 1997 and as Executive Vice President and Chief Operating Officer of the Company since July 1997. He has more than 25 years of experience in industry and new ventures. Between 1990 and 1997, Dr. McKinney was Managing Director of Beacon Venture Management Corporation, a venture capital firm. From 1983 to 1989, he was Managing Partner and Chief Operating Officer for American Research and Development, a venture capital firm. Prior thereto, he held various senior management positions with Corning Glass Works
(now Corning, Inc.), a specialty materials firm. Dr. McKinney received a B.S. degree from MIT and a Ph.D. degree from the Stanford University School of Business. Dr. McKinney is 55 years old.

         James M. Sullivan has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenley Enterprises, Inc., a privately held company operating 105 restaurants. Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur Andersen & Co. He received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is also a certified public accountant. Mr. Sullivan is 54 years old.

         Edmund L. Zalinski, Ph.D. has been a director of the Company since 1992. Since 1938, Dr. Zalinski has been active in a variety of public and privately held companies engaged in insurance, mutual funds, banking, leasing and real estate. From 1973 until he retired in 1992, he was Chairman of the Board of the American Capital Open End Funds, a mutual fund management company. He was a principal organizer and President of the Life Insurance Company of North America and was Chairman and Chief Executive Officer of the Greenfield Real Estate Investment Trust. He currently serves as Chairman of A+ Marketing Services. Dr. Zalinski received a B.A. degree from Cornell University, an M.B.A. degree from Harvard Business School and a Ph.D. degree from New York University. Dr. Zalinski is 82 years old.

Information Concerning Meetings and Certain Committees

         The Board of Directors held four formal meetings during 1997. During 1997, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served during their incumbency. The Company has a standing Audit Committee, Compensation Committee and Stock Option Committee of its Board of Directors.

         The Audit Committee, currently comprised of Messrs. Goldstein and Sullivan, makes recommendations to the Board of Directors regarding the selection of independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent accountants, and reviews and evaluates the Company's internal accounting control. Mr. Goldstein's position on the Audit Committee will be filled by another qualified director after the Meeting. During 1997, the Audit Committee met once.

         The Compensation Committee, currently comprised of Messrs. Bradley and Caruso, makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During 1997, the Compensation Committee met once.

         The Stock Option Committee, currently comprised of Messrs. Bradley and Zalinski, makes decisions concerning issuance of stock options to employees and consultants of the Company and also administers the Company's 1992 Stock Option Plan, the Company's 1993 and 1996 Incentive Stock Option and Non-Qualified Stock Option Plans and, if approved by the stockholders at Meeting, the Company's 1998 Stock Option Plan and the Employee Stock Purchase Plan. During 1997, the Stock Option Committee met four times.

Compensation of Directors

         The Company has not paid any cash compensation to its directors for their service as directors. The Company pays reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact the business of the Company or attendance at meetings of the Board of Directors or any committee thereof.

                      PROPOSAL 5. APPOINTMENT OF AUDITORS

         The firm of Coopers & Lybrand L.L.P. served as the Company's independent accountants for 1997 and has been selected by the Board of Directors to serve in the same capacity for 1998. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or the Company's By-laws. Traditionally, the Company has submitted this matter to the stockholders and believes that it is good practice to continue to do so.

         Ratification of Coopers & Lybrand L.L.P. as the Company's auditors requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. If a majority of the votes cast on this matter are not cast in favor of the ratification of Coopers & Lybrand L.L.P., the Company will appoint other independent accountants as soon as practicable and before the close of the 1998 year.

         A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

                             --------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE APPOINTMENT OF AUDITORS AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S AUDITORS FOR 1998.

                            ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

         Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with through February 1998, except that one report of changes of beneficial ownership on Form 4, each with respect to one transaction, was filed late by each of the following: Richard E. Caruso, the Chairman and a director and principal stockholder of the Company; Provco Leasing Corporation, a principal stockholder of the Company; and Frederick Cahn, the Senior Vice President, Technology of the Company.

Executive Compensation

         The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and the four most highly compensated executive officers of the Company other than the chief executive officer (collectively, the "Named Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                            ----------------------------
                                                Annual Compensation                     Awards
                                           ---------------------------      ----------------------------
                                                                                              Securities
                                                                            Restricted        Underlying      All Other
Name and Principal Position                Year     Salary       Bonus      Stock Awards      Options         Compensation(1)
---------------------------                ----     ------       -----      ------------      ----------      ---------------

Stuart M. Essig (2)......................  1997       -            -          $5,875,000        1,000,000               -
  President and Chief                      1996       -            -                   -                -               -
  Executive Officer                        1995       -            -                   -                -               -

Michael D. Pierschbacher, Ph.D.(3).......  1997    $198,000        -                   -          142,750          $1,485
  Senior Vice President, Research          1996    $198,000        -                   -                -          $1,485
  and Development                          1995    $ 74,520        -                   -          170,000               -

George W. McKinney, III, Ph.D. (4)......   1997    $165,807        -                   -          500,000            $844
  Executive Vice President and             1996       -            -                   -                -               -
  Chief Operating Officer                  1995       -            -                   -                -               -

Richard E. Caruso, Ph.D. (5)............   1997    $165,000        -                   -          127,750            $475
  Chairman                                 1996    $165,000        -                   -                -            $475
                                           1995    $ 48,125        -                   -          170,000               -

Andre P. Decarie.........................  1997    $131,667     $10,000                -          136,057               -
  Senior Vice President, Business          1996    $130,200        -                   -                -               -
  Development                              1995    $130,200        -                   -                -               -

----------------------------------------
(1)   Consists of the Company's matching contributions to the Company's
      401(k) Plan.
(2)   Mr. Essig joined the Company in December 1997. The terms of Mr.
      Essig's compensation are described herein under the heading
      "--Employment Agreements."
(3)   Dr. Pierschbacher's employment with the Company commenced in August 1995.
(4)   Dr. McKinney's employment with the Company commenced in May 1997.
(5) In September 1995, Dr. Caruso commenced receiving an annual salary of $165,000. Prior to September 1995, Dr. Caruso declined to receive a salary. Dr. Caruso held the positions of President and Chief
      Executive Officer until the hiring of Mr. Essig in December 1997.

         The following tables set forth certain information concerning stock options granted to and exercised by the Named Officers during the fiscal year ended December 31, 1997 and the unexercised options held by them at December 31, 1997:

                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants                          Potential Realizable
                                  ---------------------------------------------------------      Value at Assumed Annual
                                  Number of       % of Total                                     Rates of Stock Price
                                  Securities      Options                                        Appreciation for Option
                                  Underlying      Granted to        Exercise                     Term
                                    Options       Employees in      Price per    Expiration      ----------------------------
Name                              Granted (1)     Fiscal Year (1)     Share         Date            5%             10%
----                              -----------     ---------------   ---------    ----------         --             ---
Stuart M. Essig.................. 1,000,000(2)        33.7%        $2.9375       12/26/07        $1,848,018   $4,683,608

Michael D. Pierschbacher, Ph.D...   127,750(3)         4.3         $4.00         08/14/01        $  117,725   $  255,148
                                     15,000             *          $3.00         05/29/02        $   12,433   $   27,473

George W. McKinney, III, Ph.D....   100,000            3.4         $4.00         05/20/02        $  110,513   $  244,204
                                    200,000            6.7         $4.00         07/20/02        $  221,025   $  488,408
                                    200,000            6.7         $2.9375       12/26/02        $  162,315   $  358,675

Richard E. Caruso, Ph.D..........   127,750(3)         4.3         $4.00         09/30/01        $  121,688   $  264,607

Andre P. Decarie.................   111,057(3)         3.7         $4.00         05/31/99        $   46,516   $   95,397
                                      5,000             *          $3.00         05/29/02        $    4,144   $    9,158
                                     20,000             *          $4.00         08/28/02        $   22,102   $   48,840

----------------------------------------
*        Less than 1%.

(1) The Company granted options to employees to purchase a total of 2,968,667 shares of Common Stock during 1997. Except as described in notes 2 and 3, such options were granted at a price at or above fair market value, are nontransferable and vest ratably over periods between two and four years commencing with the date of grant.

(2) The terms of Mr. Essig's stock option are described herein under the heading "--Employment Agreements."

(3) Issued pursuant to an option exchange program under which employees with options having an exercise price in excess of $4.00 per share under the Company's stock option plans could elect to exchange such options for new stock options with an exercise price of $4.00. Under the exchange program, (i) the number of replacement options issued in exchange for the original options was determined by the utilization of a formula based on the percentage decrease in exercise price from the original grant (not to exceed 25% of the original options and excluding the first 1,000 options), (ii) the replacement options' expiration dates were adjusted to one year later than the original options' expiration dates, and (iii) the vesting terms of the replacement options were adjusted to proportionately reflect the decrease in options, when applicable.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                               Number of Securities Underlying     Value of Unexercised In-the-Money
                                  Shares                   Unexercised Options at Fiscal Year End     Options at Fiscal Year End(2)
                                 Acquired        Value     --------------------------------------  ---------------------------------
Name                            on Exercise   Realized(1)     Exercisable         Nonexercisable    Exercisable     Nonexercisable
----                            -----------   -----------  -----------------     ----------------  -------------     --------------
Stuart M. Essig...............       -             -                 -            1,000,000             -              $1,500,000
Michael D. Pierschbacher, Ph.D.      -             -              76,696             66,054          $35,655           $   41,799
George W. McKinney, III, Ph.D..   36,500       $105,494           42,000            458,000          $18,375           $  412,875
Richard E. Caruso, Ph.D........   45,000(3)    $193,275           68,985             58,765          $30,181           $   25,710
Andre P. Decarie...............      -             -             113,357             22,700          $50,294           $   14,231

-----------------------------------------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 1997 was $4.4375 per share.

(3) Represents the exercise of an option by Provco Leasing Corporation (of which Dr. Caruso is President), which is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children.

                        REPORT ON REPRICING OF OPTIONS

         The Company's stock option plans were established to further the interests of the Company and its stockholders by encouraging the growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary to accelerate the development and growth of the Company. In May 1997, as a result of the decrease in the market value of the Common Stock during the preceding year, and recognizing that previously granted stock options had lost much of their value and that the Company's ability to motivate employees (including the Named Officers) to remain with the Company would be significantly impaired unless value was restored in the form of options at the current market price, the Stock Option Committee of the Board of Directors, pursuant to authority granted under the Company's stock option plans, approved an option exchange program. The option exchange program allowed employees of the Company, including executive officers, holding options under the Company's stock option plans having an exercise price in excess of $4.00 per share (the "Old Options") to exchange such options for a reduced number of new stock options with an exercise price of $4.00 per share (the "New Options"), which was in excess of the closing price of the Common Stock on the Nasdaq National Market on the date of approval of the program. The number of New Options issued in exchange for the Old Options was determined by the utilization of a formula based on the percentage decrease in exercise price from the original exercise price of the Old Option (not to exceed 25% of the Old Options and excluding the first 1,000 options). Under the option exchange program, (i) the expiration dates of the New Options were adjusted to one year later than the expiration dates of the Old Options and (ii) the vesting terms of the New Options were adjusted to proportionately reflect the decrease in options, when applicable. Pursuant to the option exchange program, New Options covering 891,623 shares of Common Stock (including New Options covering 366,557 shares of Common Stock issued to the Named Officers) were issued in replacement of the Old Options.

                          The Stock Option Committee of the Board of Directors

                          Keith Bradley, Ph.D.
                          Edmund L. Zalinski, Ph.D.

         The following table sets forth information with respect to each executive officer of the Company who held an option during the last ten fiscal years ended December 31, 1997 and who participated in the option exchange program:

         TEN-YEAR OPTION REPRICINGS

                                              Number of                                                         Length of
                                              Securities                          Exercise                      Original
                                              Underlying    Market Price of       Price at                      Option Term
                                              Options       Stock at Time         Time of        New            Remaining at
                                              Repriced or   of Repricing or       Repricing or   Exercise       Date of Repricing
Name                               Date       Amended       Amendment             Amendment      Price          or Amendment
----                               ----       -------       ---------             ---------      ------         ------------
Michael D. Pierschbacher, Ph.D  May 16, 1997    127,750       $3.75               $8.65          $4.00          40 months
Richard E. Caruso, Ph.D         May 16, 1997    127,750       $3.75               $8.65          $4.00          41 months
Andre P. Decarie                May 16, 1997    111,057       $3.75               $8.53          $4.00          13 months
David B. Holtz                  May 16, 1997     24,382       $3.75               $6.53          $4.00          17 months
                                May 16, 1997     19,441       $3.75               $4.25          $4.00          59 months
Donald R. Nociolo               May 16, 1997     24,382       $3.75               $6.53          $4.00          20 months
                                May 16, 1997     19,441       $3.75               $4.25          $4.00          59 months
Frederick Cahn                  May 16, 1997     60,665       $3.75               $6.53          $4.00          19 months
                                May 16, 1997     10,000       $3.75               $8.00          $4.00          53 months
Robert Paltridge                May 16, 1997     22,750       $3.75               $8.00          $4.00          33 months
                                May 16, 1997      1,750       $3.75               $8.65          $4.00          40 months

Employment Agreements

         Stuart M. Essig entered into a four-year employment agreement with the Company in December 1997 to serve as the President and Chief Executive Officer of the Company. As compensation for his services during the first year of the agreement, the Company will pay Mr. Essig an annual salary of $300,000. For each subsequent year that he is employed, Mr. Essig's salary will be $300,000 plus such increases, if any, as may be established by the Board of Directors. Mr. Essig is also entitled to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals pertaining principally to the trading price of the Common Stock. He is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. At the request of Mr. Essig, the Company will disburse a loan in the amount of up to $500,000 subject to certain conditions. He is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The Employment Agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each subsequent one-year anniversary thereof for one year unless the Company or Mr. Essig provides written notice of termination at least six months prior to such anniversary. Mr. Essig has the right to terminate the Employment Agreement in the event the Company fails to appoint him as President and Chief Executive Officer or as a Director or for other good reason (as defined therein).

         The Employment Agreement further provides that the Company generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from the Company. Section 280G of the Code provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible for the employer and are subject to a 20% excise tax in the hands of the employee. In the case of Mr. Essig, the value of any acceleration of his Option and Restricted Units (each as defined below) upon a change in control of the Company will constitute "payments" for these purposes, which -- depending upon the timing of such change in control, the value of the Company's stock at that time and other relevant factors -- may be substantial enough to constitute parachute payments. In such an event, a substantial gross-up payment could be required of the Company under the Employment Agreement, and substantial compensation amounts payable by the Company to Mr. Essig (including such gross-up payment) could be nondeductible by the Company for federal income tax purposes.

         Under a Stock Option Grant and Agreement, the Company granted Mr. Essig options under the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan to purchase 1,000,000 shares (the "Option Shares") of Common Stock at an exercise price of $2.9375 per share (the "Option"), the last reported sale price on the date immediately prior to the date of grant, and with an expiration date of December 28, 2007. The Option vests and becomes exercisable with respect to 250,000 shares on December 29, 1998 and thereafter with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of (a) a change in control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause, (ii) by Mr. Essig for good reason or (iii) due to Mr. Essig's death, the Option vests and becomes exercisable in full immediately.

         Under a Restricted Units Agreement, the Company issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 2,000,000 restricted units (the "Restricted Units"), each unit representing the right to receive one share of Common Stock. The shares of Common Stock underlying the restricted units (the "Unit Shares") are deliverable to Mr. Essig on January 1, 2002 if Mr. Essig is employed by the Company on December 31, 2001, although Mr. Essig has the right to defer delivery of the Unit Shares for a period of up to six years. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2002 in the event of (a) a change of control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause,
(ii) by Mr. Essig for good reason, (iii) due to disability or (iv) due to death. If, prior to December 31, 2001, (a) the

Company terminates Mr. Essig's employment for cause or (b) Mr. Essig voluntarily leaves his employment with the Company (other than for good reason or due to disability), the Unit Shares are to be distributed to Mr. Essig on January 1, 2018.

         The Restricted Units Agreement provides for anti-dilution protection in the event (a) that the outstanding shares of Common Stock are increased through share dividends or split ups or decreased through combinations or similar changes, (b) of reclassifications (including reclassifications in connection with a consolidation or merger in which the Company is the continuing entity), and (c) of distributions to the holders of Common Stock of indebtedness or assets of the Company in order to preserve the relative interest in the Company represented by the Option Shares or Unit Shares immediately prior to the occurrence of such event. In addition, if the Company distributes rights or warrants to all holders of its Common Stock entitling them to purchase such shares of Common Stock at a price per share less than the then-current market price per share, the Restricted Units Agreement provides that an equivalent amount of such rights or warrants be distributed with respect to the Unit Shares. The Restricted Units Agreement provides that in the event of a spinoff by the Company to its shareholders, the holder of Option Shares and Unit Shares shall participate in such spinoff in an appropriate and equitable manner including, to the extent practicable, through ownership of (or option to acquire) an equity interest in the spinoff entity.

         The Company has agreed to file, following the request of Mr. Essig, a registration statement with the Commission to register the sale by Mr. Essig of the Option Shares and the Unit Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Mr. Essig has not yet advised the Company as to when registration may be requested. In connection with the Restricted Units Agreement, the Company incurred a one-time non-cash compensation charge of $5,875,000 in the fourth quarter of 1997.

         George W. McKinney, III, Ph.D. entered into an employment agreement with the Company in May 1997, which was amended in July 1997, to serve as the Company's Executive Vice President, Chief Operating Officer and Vice Chairman of the Board. The employment agreement, as amended, provides for an annual salary of $240,000, the reimbursement of up to $30,000 of moving expenses in connection with Dr. McKinney's relocation to the Princeton, New Jersey area and the grant of options to purchase 300,000 shares of Common Stock at an exercise price of $4.00 per share, vesting equally over 50 months. He is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The employment agreement expires on June 30, 2000 and may be terminated earlier by the Company for reasonable cause or if for any reason Dr. McKinney is not providing services to the Company.

Compensation Committee Interlocks and Insider Participation

         Throughout fiscal 1997, the Compensation Committee of the Company's Board of Directors consisted of Messrs. Bradley and Caruso. Dr. Caruso was the acting President and Chief Executive Officer of the Company until the hiring of Mr. Essig in December 1997.

         The Company leases its administrative, manufacturing, research and principal warehouse facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries ("Cono"), owns a 50% interest in Plainsboro Associates. Cono is a corporation whose stockholders are trusts whose beneficiaries include the children of Dr. Richard E. Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Cono. The Company paid $189,275 in rent for this facility during 1997.

         The Company leases production, administration and warehouse space in West Chester, Pennsylvania from Jerry Holtz, who is the brother of David Holtz, the Vice President, Treasurer of the Company, and the nephew of Dr. Caruso. Provco Leasing Corporation, a wholly-owned subsidiary of Cono, holds a first mortgage on the property and has received a collateral assignment of rents as additional security. The Company paid $180,000 in rent for this facility during 1997.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Throughout fiscal 1997, the Compensation Committee was composed of Dr. Caruso, at the time the acting President and Chief Executive Officer of the Company, and Dr. Bradley, a non-employee director.

         The following report of the Compensation Committee is required by the rules of the Commission to be included in the Proxy Statement and addresses the Company's executive compensation policies for the year ended December 31, 1997. This report shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

         General. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company. The Compensation Committee is mindful of the need to align the interests of management with the interests of the Company's stockholders. The establishment of the Company's stock option plans was designed to permit the Company to attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. The Committee believes that the utilization of stock option plans serves the interests of the stockholders, especially by permitting the Company to preserve cash for other operational purposes.

         The Company's compensation package consists of three major components: base compensation; performance bonuses; and stock options and, where appropriate, restricted equity grants. Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders.

         Base Compensation. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors and other companies in similar stages of development.

         Performance Bonuses. The Company supplements base compensation with awards of performance bonuses in the form of cash and stock options. In establishing bonuses for the fiscal year ended December 31, 1997, the Compensation Committee sought to reward the efforts and achievements of certain executive officers during this period.

         Stock Options. The Company grants stock options to its executive management under its stock option plans. Option grants are intended to bring the total compensation to a level that the Company believes is competitive with amounts paid by the Company's competitors and which will offer significant returns if the Company is successful and, therefore, provides significant incentives to devote the effort called for by the Company's strategy. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that will benefit the long-term success of the Company and its stockholders.

         Other Benefits. The Company makes available health care benefits and a 401(k) plan for executive officers on terms generally available to all Company employees. The Committee believes that such benefits are comparable to those offered by other companies of similar size. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the salary of any executive officer in the last fiscal year.

         Chief Executive Officer Compensation. Dr. Caruso served as the Company's President and Chief Executive Officer during substantially all of 1997 until December 30, 1997, when Mr. Essig joined the Company as President and Chief Executive Officer. See "--Employment Agreements" for a description of Mr. Essig's compensation. Dr. Caruso has been the Chairman and Chief Executive Officer and a principal stockholder of the Company since March 1992. He became the President of the Company in September 1995, at which time he commenced receiving an annual salary of $165,000. In light of Dr. Caruso's significant equity ownership of the Company and his desire to conserve the Company's cash resources, Dr. Caruso recommended and the Compensation Committee determined that his 1997 salary would remain at $165,000, without the grant of any performance bonus or additional stock options. The Committee believes that Dr. Caruso's total compensation for 1997 is at the lower end of the range of compensation paid to chief executive officers of the Company's competitors and other companies in similar stages of development.

                     The Compensation Committee of the Board of Directors

                     Richard E. Caruso, Ph.D.
                     Keith Bradley, Ph.D.

                            STOCK PERFORMANCE GRAPH

         The following line graph and table compare, for the period from August 16, 1995 (the date on which the Company's Common Stock commenced trading on the Nasdaq National Market) through December 31, 1997, the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of companies on the Nasdaq Stock Market - U.S. Index and the AMEX Biotechnology Index. The graph assumes that the value of the investment in the Company's Common Stock and the relevant index was $100 at August 16, 1995 and that all dividends were reinvested. The closing market price of the Company's Common Stock on December 31, 1997 was $4.4375 per share.



                    Comparison of Cumulative Total Return
                Value of Investment of $100 on August 16, 1995


                    [STOCK PERFORMANCE GRAPH APPEARS HERE]


                                                                   8/95          12/95           12/96          12/97
                                                                   ----          -----           -----          -----

Integra LifeSciences Corporation...........................        $100          $141            $108           $ 96
AMEX Biotechnology Index...................................        $100          $122            $132           $148
Nasdaq Stock Market - U.S. Index...........................        $100          $103            $127           $155




         There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph and table set forth above. The Company neither makes nor endorses any predictions as to future stock performance.



         The graph and table set forth above shall not be deemed (i) incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and (ii) filed under either the Securities Act or the Exchange Act.

Principal Stockholders

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 28, 1998, and as adjusted to reflect the Reverse Split of Common Stock, by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock, based upon Company records or Commission records; (b) each of the Company's directors; (c) each of the Named Officers; and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                                                    Shares            Shares
                                                                 Beneficially        Owned, as       Percentage
Name of Beneficial Owner                                           Owned(1)        Adjusted (11)      of Class
------------------------                                           --------        -------------      --------

Richard E. Caruso, Ph.D..............................         14,472,451(2)         7,236,225          48.3%
  105 Morgan Lane
  Plainsboro, NJ 08536

Trust Partnership....................................         14,358,411(3)         7,179,205          48.0%
  c/o Richard E. Caruso, Ph.D.
  105 Morgan Lane
  Plainsboro, NJ 08536

Frances C. Holtz.....................................         14,358,411(4)         7,179,205          48.0%
  8111 Marshall Avenue
  Margate, NJ 08402

Union Carbide Corporation............................            3,150,561          1,572,280          10.5%
  39 Old Ridgebury Road
  Danbury, CT 06817

State of Wisconsin Investment Board..................            2,777,959          1,388,979           9.3%
  121 East Wilson Street
  Madison, WI 53703

Stuart M. Essig......................................               --  (5)                --             --

Edmund L. Zalinski, Ph.D.............................            161,000(6)            80,500              *

Andre P. Decarie.....................................            114,357(7)            57,178              *

Michael D. Pierschbacher, Ph.D.......................             89,833(8)            44,916              *

George W. McKinney, III, Ph.D........................             84,201(9)            42,100              *

William M. Goldstein, Esq............................             37,500(7)            18,750              *

James M. Sullivan....................................             37,500(7)            18,750              *

Keith Bradley, Ph.D..................................             15,200(7)             7,600              *

Frederick V. Malek...................................             13,500(7)             6,750              *

All directors and executive officers as a group
(18 persons).........................................         15,456,130(10)        7,728,065          50.9%
------------------------------------------------
(footnotes set forth on following page)

-------------------------------------------------------------------
(footnotes to table on preceding page)

 *       Less than one percent (1%).

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(2) Includes the 14,358,411 shares held by Trust Partnership, a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see footnote 3 below). Also includes 42,500 shares held by Provco Leasing Corporation ("Provco") of which Dr. Caruso is President. Provco is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. Also includes 71,540 shares issuable upon exercise of the vested portion of options held by Dr. Caruso.

(3) The partners of Trust Partnership are Pagliacci Trust, Rigoletto Trust, Trust for Jonathan Henry Caruso, Trust for Peter James Caruso (the beneficiaries of all such trusts (the "Trusts") being Dr. Caruso's children), Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares except to the extent represented by their respective equity and profit participation interests in Trust Partnership.

(4) Frances C. Holtz is a trustee of the Trusts, which collectively have a controlling interest in Trust Partnership. As such, Ms. Holtz may be deemed to beneficially own the shares held by Trust Partnership; however, Ms. Holtz disclaims beneficial ownership of all such shares.

(5) The Option and the Restricted Units held by Mr. Essig do not give him the right to acquire any shares within 60 days of February 28, 1998. Therefore, pursuant to the rule described in Note 1 above, he beneficially owns no shares. See "-- Employment Agreements."

(6) Includes 31,250 shares held by the Edmund L. Zalinski Company and 18,070 shares held by Whitehall Court, L.P., a family limited partnership whose beneficiaries include Dr. Zalinski's children. Also includes 1,000 shares issuable upon exercise of the vested portion of options held by Dr. Zalinski.

(7) Represents shares issuable upon exercise of the vested portion of options.

(8) Includes 8,856 shares held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 79,229 shares issuable upon exercise of the vested portion of outstanding options held by Dr. Pierschbacher.

(9) Includes 62,000 shares issuable upon exercise of the vested portion of outstanding options held by Dr. McKinney.

(10) See Notes 2 and 5 through 9 above. Also includes 292,260 shares, as well as 138,328 shares issuable upon exercise of the vested portion of options, held by eight executive officers of the Company who are not listed in the table.

(11) Gives effect to the proposed Reverse Split of Common Stock, and excludes fractional share interests. See "Proposal 1. Reverse Split of Common Stock."


Stockholder Proposals

         In order to be eligible for inclusion in the Company's proxy materials for the 1999 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable Commission rules and regulations, must be directed to the Secretary of the Company at its offices set forth on page one of this Proxy Statement and must be received by the Company no later than December 17, 1998.

Other Matters

         A copy of the Company's 1997 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.

         The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for the fiscal year ended December 31, 1997. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to Judy Brenna, Director, Corporate Communications, at the offices of the Company set forth on page one of this Proxy Statement.

                                          By order of the Board of Directors,

                                          /s/ William M. Goldstein

Plainsboro, New Jersey                    William M. Goldstein
April 17, 1998                            Secretary

                                                                    APPENDIX A

                           CERTIFICATE OF AMENDMENT

                                      OF

                             AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                       INTEGRA LIFESCIENCES CORPORATION

                                     * * *


                  INTEGRA LIFESCIENCES CORPORATION, a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"),

                  DOES HEREBY CERTIFY THAT:

                  FIRST: The Board of Directors of the Corporation has adopted a resolution proposing and declaring advisable and in the best interests of the Corporation the following amendment to Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, to read in its entirety as follows (the "Charter Amendment"):

                  "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares, par value $.01 per share, of which 60,000,000 shares are designated as Common Stock and 15,000,000 shares are designated as Preferred Stock.

                  Simultaneously with the time of filing with the Secretary of State of a Certificate of Amendment on the date hereof (the "Effective Time"), each share of Common Stock of the Corporation issued and outstanding immediately prior thereto (the "Old Common Stock") shall automatically and without action on the part of the holder thereof be reclassified and changed into one-half of one share of Common Stock of the Corporation, $.01 par value (the "New Common Stock"), subject to treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender for cancellation of such Old Certificates to the transfer agent designated by the Corporation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of shares of New Common Stock into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, the Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional interests in the shares of New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any other rights of a stockholder of the Corporation. A holder of the Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash amount in United States dollars equal to the same fraction multiplied by two times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Time."

                  SECOND: The stockholders of the Corporation, at an annual meeting of stockholders called and held upon notice properly given in accordance with Section 222 of the Delaware General Corporation Law, have adopted and approved the Charter Amendment in accordance with the provisions of Section 212 of the Delaware General Corporation Law; and

                  THIRD: The Charter Amendment has been duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


                  IN WITNESS WHEREOF, said Integra Lifesciences Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this 25th day of May, 1998.


                            INTEGRA LIFESCIENCES CORPORATION

                            By:
                               -------------------------------------------
                                     Stuart M. Essig
                                     President and Chief Executive Officer

                                                                    APPENDIX B

                       INTEGRA LIFESCIENCES CORPORATION

                            1998 STOCK OPTION PLAN

                                   SECTION 1

                                    Purpose

                  This INTEGRA LIFESCIENCES CORPORATION 1998 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby Integra LifeSciences Corporation (the "Company") may, through the grant of incentive stock options and non-qualified stock options (collectively, "Options") to purchase common stock of the Company, par value $0.01 per share ("Common Stock") to Key Employees and Associates (both as defined in Section 3 hereof), attract and retain such Key Employees and Associates and motivate them to exercise their best efforts on behalf of the Company, any Related Corporation (as defined below), or any affiliate of the Company or a Related Corporation.

                  For purposes of the Plan, a "Related Corporation" shall mean either a corporate subsidiary of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), or the corporate parent of the Company, as defined in section 424(e) of the Code. Further, as used in the Plan (a) the term "ISO" shall mean an Option which qualifies as an incentive stock option within the meaning of section 422 of the Code; and (b) the term "NQSO" shall mean an Option which does not qualify as an incentive stock option.

                                   SECTION 2

                                Administration

                  The Plan shall be administered by the Company's Stock Option Committee (the "Committee"), which shall consist of at least two directors of the Company, who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). In the event a committee has not been established in accordance with the preceding sentence, or cannot be constituted to vote on the grant of an Option, the "Committee" shall consist of the entire Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company.

                  The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees and Associates (both as defined in Section 3 hereof) to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

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                                   SECTION 3

                                  Eligibility

                  (a) In General. Key Employees and Associates shall be eligible to receive Options under the Plan. Key Employees and Associates who have been granted an Option under the Plan shall be referred to as "Optionees." More than one Option may be granted to an Optionee under the Plan.

                  (b) Key Employees. "Key Employees" are officers, executives, and managerial and non- managerial employees of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation who are selected by the Committee to receive Options. Key Employees of the Company and/or a Related Corporation shall be eligible to receive ISOs and/or NQSOs. Key Employees of an affiliate shall be eligible to receive only NQSOs.

                  (c) Associates. "Associates" are designated non-employee directors, consultants and other persons providing services to the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation. Associates shall be eligible to receive only NQSOs.

                                   SECTION 4

                                     Stock

                  The maximum number of shares of Common Stock that may be issued under Options granted under the Plan shall be 2,000,000; provided, however, that no Key Employee shall receive Options for more than 1,000,000 shares of Common Stock over any one-year period. However, both limits in the preceding sentence shall be subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

                  If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option; provided, however, that (a) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Key Employee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee.

                                   SECTION 5

                              Granting of Options

                  From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees and Associates under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an Option under the Plan shall not be deemed either to entitle the Key Employee or Associate to, or to disqualify the Key Employee or Associate from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Key Employee or Associate shall be granted an Option, the type of Option to be granted, and the number of shares to be covered by such Option, the Committee shall take into account the duties of the Key Employee or Associate, his or her present and potential contributions to the success of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation, the tax implications to the Company and the Key Employee or

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Associate of any Option granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

                                   SECTION 6

                                 Annual Limit

         (a) ISOs. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and incentive stock options under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the shares of Common Stock arrived at by a good faith determination of the Committee and shall be:

              (1) The quoted closing price on the last business day prior to the specified date, if there is a market for the Common Stock on a registered securities exchange or in an over-the-counter market;

              (2) The weighted average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date, if there are no sales on such day but there are such sales on dates within a reasonable period both before and after such date;

              (3) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

              (4) If (1) through (3) above are not applicable, such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

              Where the Fair Market Value of shares of Common Stock is determined under (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1), or any successor thereto.

         (b) Options Over Annual Limit. If an Option intended as an ISO is granted to a Key Employee of the Company or a Related Corporation and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in Subsection (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

         (c) NQSOs. The annual limits set forth above for ISOs shall not apply to NQSOs.

                                   SECTION 7

                     Option Agreements - Other Provisions

         Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve. An Option Agreement shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and

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otherwise, it shall constitute an NQSO. Each Optionee shall enter into, and be bound by, such Option Agreements, as soon as practicable after the grant of an Option.

         In connection with the grant of any Option, the associated Option Agreement may, in the discretion of the Committee, modify or vary any of the terms of this Plan, including, without limitation, the terms relating to the vesting and exercise of Options, both in general and upon termination of employment or service, disability, and death, the terms relating to the number of shares issuable upon the exercise of outstanding Options and the treatment of Options upon the occurrence of certain corporate transactions; provided, however, that any further increase in the maximum number of shares which may be granted to an individual in a single grant pursuant to the Plan shall require such shareholder approval as may be then required under the applicable rules and regulations under the Code, and that with respect to any grant of an Option which is intended to be an ISO the terms of the Plan, as in effect on the date hereof or subsequently amended, and not the terms of the applicable Option Agreement, shall control. In all other cases, in the event of any inconsistency or conflict between an Option Agreement approved by the Committee and this Plan, the terms of the Option Agreement shall control to the extent provided in the Option Agreement. No Option Agreement may be amended except in a writing executed by a duly authorized officer of the Company and the Optionee or his or her permitted successors and assigns.

                                   SECTION 8

                        Terms and Conditions of Options

         Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

         (a) Number of Shares. A statement of the number of shares to which the Option pertains.

         (b) Price. A statement of the Option price which shall be determined and fixed by the Committee in its discretion, but shall not be less than the higher of 100% (110% in the case of ISOs granted to more than 10% shareholders as discussed in Subsection (j) below) of the fair market value of the optioned shares of Common Stock, or the par value thereof, on the date the Option is granted.

         (c) Term.

              (1) ISOs. Subject to earlier termination as provided in Subsections (e), (f) and (g) below and in Section 9 hereof, the term of each ISO shall be not more than ten years (five years in the case of more than 10% shareholders as discussed in Subsection (j) below) from the date of grant.

              (2) NQSOs. Subject to earlier termination as provided in Subsections (e), (f) and (g) below and in Section 9 hereof, the term of each NQSO shall be not more than ten years from the date of grant.

         (d) Exercise.

              (1) General. Options shall be exercisable in such installments and on such dates, not less than three months from the date of grant, as the Committee may specify, provided that:

              (A) in the case of new Options granted to an Optionee in replacement for options (whether granted under the Plan or otherwise) held by the Optionee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable, but not earlier than three months from the date of grant of the new Options; and

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              (B) the Committee may accelerate the exercise date of any
outstanding Options, in its discretion, if it deems such acceleration to be desirable.

         Any Option shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         (2) Manner of Payment. The Option price shall be payable:

              (A) in cash or its equivalent;

              (B) in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise:

                   (i) in Common Stock previously acquired by the Optionee; provided that if such shares of Common Stock were acquired through the exercise of an incentive stock option and are used to pay the Option price of an ISO, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option or through exercise of an incentive stock option and are used to pay the Option price of an NQSO, such shares have been held by the Optionee for a period of more than 12 months on the date of exercise;

                   (ii) in Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an ISO);

                   (iii) in the discretion of the Committee, in any combination of (A), (B)(i) and/or (B)(ii) above; or

                   (iv) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

         In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Stock surrendered in payment of such Option price.

         (e) Termination of Employment or Service. If an Optionee's employment by or service with the Company (and Related Corporations and affiliates) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service, and shall not be later than one year after the date of the Key Employee's termination of employment.

         (f) Exercise upon Disability of Optionee. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment by or service with the Company (and Related Corporations and affiliates) and, prior to the expiration date fixed for his or her Option, his or her

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employment or service is terminated as a consequence of such disability, such
Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or
(ii) an accelerated termination date determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service by reason of disability, and shall not be later than one year after the date of the Key Employee's termination of employment. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

         (g) Exercise upon Death of Optionee. If an Optionee shall die during his or her employment by or service with the Company (and Related Corporations and affiliates), and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service is terminated for any reason, shall die following his or her termination of employment or service but prior to the earliest of (i) the expiration date fixed for his or her Option, (ii) the expiration of the period determined under Subsections (e) and (f) above, or (iii) in the case of an ISO, three months following termination of the Key Employee's employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion except that, subject to Section 9 hereof, such accelerated termination date shall not be later than one year after the date of death.

         (h) Non-Transferability. No ISO and, except to the extent provided in the related Option Agreement, no NQSO shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by him or her or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

         (i) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him for such shares.

         (j) Ten Percent Shareholder. If the Optionee owns more than 10% of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him or her, the Option price for the ISO shall be not less than 110% of the fair market value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this Subsection (j) shall not apply to NQSOs.

         (k) Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

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         (l) Withholding and Use of Shares to Satisfy Tax Obligations. The
obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

         If the exercise of any Option is subject to the withholding requirements of applicable tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Optionee to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the date on which the Optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an incentive stock option are used to satisfy such withholding requirement, such shares of Common Stock must have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option, such shares were acquired at least 12 months prior to the Determination Date.

                                   SECTION 9

                  Capital Adjustments; Corporate Transactions

         The number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Key Employee under the Plan, both as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

         In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an outstanding Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 8(d) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.

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                                  SECTION 9A

                               Change in Control

         Notwithstanding any other provision of the Plan to the contrary, all outstanding Options shall become fully vested and exercisable upon a Change in Control of the Company. "Change in Control" shall mean any of the following events:

         (a) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as such term is used for purposes of section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of all the then outstanding Voting Securities, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this Section 9A shall not be a Change in Control under this paragraph (a);

         (b) The individuals who, as of February 27, 1998, are members of the Company's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least two-thirds of the members of the Board of Directors who constitute Incumbent Board members, such new directors shall for all purposes be considered as members of the Incumbent Board as of February 27, 1998; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

         (c) consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), unless immediately following such Business
Combination: (i) more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; and (ii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

         (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

         (e) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not own, directly or indirectly, immediately following such share exchange more than 50% of the combined voting power of the outstanding

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Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                                  SECTION 10

                                 Acquisitions

         Notwithstanding any other provision of this Plan, Options may be granted hereunder in substitution for options held by directors, key employees, and associates of other corporations who are about to, or have, become Key Employees or Associates of the Company or a Related Corporation as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or a Related Corporation. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                  SECTION 11

                Amendment or Replacement of Outstanding Options

         The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or a different number of shares of Common Stock but having a per share purchase price not less than the greater of par value or 100% of the Fair Market Value of a share of Common Stock on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Optionee under the Plan of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

                                  SECTION 12

                    Amendment or Discontinuance of the Plan

         The Board from time to time may suspend or discontinue the Plan or, subject to such shareholder approval as may be then required under the applicable rules and regulations of the Code, may amend it in any respect whatsoever. Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

                                  SECTION 13

                                    Rights

         Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

         Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company shall have the right, in its discretion, to retire an Optionee at any time pursuant to its retirement rules or otherwise to terminate his or her employment or service at any time for any reason whatsoever.

                                  SECTION 14

                    Indemnification of Board and Committee

         Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation (and any affiliate), the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf.

                                  SECTION 15

                             Application of Funds

         The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option to purchase Common Stock shall become treasury stock.

                                  SECTION 16

                             Shareholder Approval

         This Plan shall become effective as of February 27, 1998 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the Company's shareholders within 12 months before or after said date, the Plan and all Options granted hereunder shall be null and void and no additional options shall be granted hereunder.

                                  SECTION 17

                       No Obligation to Exercise Option

         The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

                                  SECTION 18

                              Termination of Plan

         Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on February 26, 2008, which date is within ten years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section

18, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on February 26, 2008, which by their terms extend beyond such date.

                                  SECTION 19

                                 Governing Law

         With respect to any ISOs granted pursuant to the Plan and the Option Agreements thereunder, the Plan, such Option Agreements and any ISOs granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the state of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, the Option Agreements and any Options granted thereunder.

                                                                    APPENDIX C

                       INTEGRA LIFESCIENCES CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN

                        (Effective as of July 1, 1998)

                               TABLE OF CONTENTS

                                                                                                                       Page
1.       PURPOSE................................................................................................       C-3

2.       ADMINISTRATION.........................................................................................       C-3

3.       ELIGIBILITY............................................................................................       C-3

4.       STOCK..................................................................................................       C-4

5.       GRANT OF OPTION........................................................................................       C-4

6.       PARTICIPATION..........................................................................................       C-4

7.       EXERCISE OF OPTION....................................................................................        C-5

8.       EMPLOYEE'S RIGHT TO SURRENDER OPTION AND/OR CEASE
         PAYROLL DEDUCTIONS....................................................................................        C-5

9.       TERMS AND CONDITIONS OF OPTIONS.......................................................................        C-6

10.      INDEMNIFICATION OF COMMITTEE..........................................................................        C-8

11.      AMENDMENT OF PLAN.....................................................................................        C-8

12.      EFFECTIVE DATE OF PLAN................................................................................        C-8

13.      ABSENCE OF RIGHTS......................................................................................       C-9

14.      APPLICATION OF FUNDS..................................................................................        C-9

15.      MISCELLANEOUS.........................................................................................        C-9

                       INTEGRA LIFESCIENCES CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

                        (Effective as of July 1, 1998)

1.       PURPOSE

         This Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Integra LifeSciences Corporation (the "Company") and of certain of its "subsidiary corporations" (as defined in ss.424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) so that they may acquire a, or increase their, proprietary interest in the success of the Company. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan," within the meaning of ss.423 of the Code. The Company's Board of Directors (the "Board") may, from time to time, approve participation in the Plan by employees of any subsidiary corporation of the Company and/or of any "parent corporation" of the Company (as defined in ss.424(e) of the Code).

2.       ADMINISTRATION

         The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board. Acts approved by a majority of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

         The Committee shall have full and final authority, in its discretion but subject to the express provisions of the Plan: (a) to interpret the Plan;
(b) to make, amend, and rescind rules and regulations relating to the Plan;
(c) to determine the terms and provisions of the instruments by which options shall be evidenced; and (d) to make all other determinations necessary or advisable for the administration of the Plan. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. Any and all authority of the Committee may be delegated by the Committee to a Plan Administrator.

3.       ELIGIBILITY

                  (a) General Rule. Except as provided in paragraph (b) below and subject to ss.9(e), each employee of the Company or a participating subsidiary corporation shall be eligible for option grants described in ss.5.

                  (b) Exceptions. An employee will not be eligible to participate in the Plan if he or she is customarily employed by the Company or a participating subsidiary corporation for twenty (20) hours or fewer per week or if he or she is customarily employed by the Company or a participating subsidiary corporation for not more than five (5) months in any calendar year. Further, an employee who is classified by the rules of the Committee as a "temporary employee" and who has been employed for less than six months, will not be eligible to participate in the Plan. In addition, in no event may an employee be granted an option if such employee, immediately after the option is granted would own stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation (if any) or of a subsidiary corporation. For purposes of determining stock ownership under this paragraph, the rules of ss.424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

4.       STOCK

         The stock subject to the options shall be shares of the Company's authorized but unissued or reacquired as Treasury shares $.01 par value common stock ("Common Stock"). The aggregate number of shares of Common Stock which may be issued under options shall not exceed one million (1,000,000); provided that such number shall be adjusted if required by ss.9(h).

5.       GRANT OF OPTION

                  (a) Grant of Option. Employees shall have the right to purchase shares of Common Stock through payroll deductions under options granted as of July 1, 1998 (or, in the Committee's discretion, as soon as administratively practicable thereafter) and as of the first business day of each subsequent January (the "Grant Dates"). Each employee who meets the eligibility requirements of ss.3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he or she becomes an eligible employee, and on each succeeding Grant Date, provided he or she continues to meet the eligibility requirements of ss.3. The term of the first option term shall be six (6) calendar months (or, in the Committee's discretion may be fewer than six (6) calendar months); the terms of the second and succeeding options shall be twelve (12) calendar months (from January 1 to December 31).

                  If an individual becomes an eligible employee after the commencement and before October 1 of an Option Term, he or she shall be granted an option as of the first business day of the first calendar quarter (i.e., the first business day occurring on or after April 1, July 1, or October 1) (collectively, the "Delayed Grant Dates") coinciding with or immediately following his or her eligibility date, provided he or she continues to meet the eligibility requirements of ss.3.

                  (b) Limit on Number of Shares Purchasable Under Option. In no event may the number of full shares purchased by an employee under an option granted pursuant to paragraph (a) above exceed 8,000 for an Option Term; provided that such number shall be adjusted if required by ss.9(h). The share limit in the preceding sentence shall be prorated in the case of an employee who is granted an option on a Delayed Grant Date. Further, the aggregate number of full shares of Common Stock purchasable under an option for an Option Term shall be subject to the limitations described in ss.9(e) and ss.9(k).

6.       PARTICIPATION

                  (a) Payroll Deductions. Subject to rules established by the Committee from time to time, an eligible employee may elect to participate in the Plan by making payroll deductions (as a whole percentage of the employee's basic rate of compensation each pay, subject to the limits set forth in paragraph (b) below) for each Option Term in which the employee is eligible to participate. For purposes of this Plan, "basic rate of compensation" shall mean an employee's basic hourly rate or salary from the Company and its participating subsidiary corporations, excluding any commissions, bonuses, overtime, or other extra or incentive pay.

                  (b) Maximum Payroll Deduction. The maximum total payroll deductions for any employee for an Option Term may not exceed fifteen (15) percent of the employee's basic rate of compensation (as defined in paragraph
(a) above) for the Option Term (or, if the employee has a Delayed Grant Date, for the portion of the Option Term during which the employee is eligible to participate).

                  (c) No Interest on Payroll Deductions. Payroll deductions made under the Plan will be held as general assets of the Company or a participating subsidiary, and will not be credited with any interest.

                  (d) Participation after Surrender or Cessation of Payroll Deductions. Each employee who has satisfied the eligibility requirements of ss.3 but who has elected to surrender his or her option or to cease payroll deductions in accordance with ss.8 (or, as described in paragraph (f) below, is deemed to have surrendered his or her option) for an Option Term, shall be granted an option in accordance with ss.5 in subsequent Option Terms, provided the employee continues to meet the eligibility requirements of ss.3. However, such employee must submit a new payroll deduction agreement under paragraph
(a) above in order to begin payroll deductions for a subsequent Option Term.

                  (e) No Contract to Purchase. Electing to make payroll deductions for any Option Term will not constitute a contract to purchase any of the Common Stock purchasable under an option.

                  (f) Waiver of Rights. An employee who fails to elect to participate in the Plan for an Option Term in the manner and within the time provided under paragraph (a) above shall be deemed to have surrendered the option granted to the employee for such Option Term and shall have no further rights under the Plan with respect to such surrendered option.

7.       EXERCISE OF OPTION

                  (a) Method of Exercise. Unless the employee has surrendered his or her option and withdrawn his or her payroll deductions in accordance with ss.8(a) (or is deemed to have surrendered his or her option under ss.6(f)), as of the last business day of each Option Term (the "Exercise Date"), the employee will be credited for such number of full shares of Common Stock as his or her accumulated payroll deductions shall be sufficient to pay for in full, subject to the limitations of ss.5(b).

                  (b) Return of Excess Payroll Deductions. Any payroll deductions remaining after the employee exercises an option for an Option Term shall be refunded to the employee.

8.       EMPLOYEE'S RIGHT TO SURRENDER OPTION AND/OR CEASE PAYROLL DEDUCTIONS

                  (a) Surrender of Option and Withdrawal of Payroll Deductions. An employee may elect to surrender his or her option for any Option Term and withdraw any payroll deductions already made for the Option Term under the Plan by giving written notice to the Company. However, in order for such surrender to be effective for the Option Term, the employee's written notice must be received by the Company on or before the sixtieth (60th) calendar day prior to the end of the Option Term. All of such employee's payroll deductions will be refunded to him or her as soon as practicable after the Company receives the employee's notice of withdrawal, and no further payroll deductions will be made from the employee's pay until the employee completes a new payroll deduction agreement in accordance with ss.6(a) for a subsequent Option Term. As to any option so surrendered, the employee shall have no further right of any nature at any subsequent time.

                  (b) Cessation of Payroll Deductions. Without withdrawing any payroll deductions already made for the Option Term, an employee may elect to terminate his or her participation in part during an Option Term by ceasing payroll deductions for the remainder of the Option Term. However, in order for such election to be effective for the Option Term, the employee must give the Company written notice of such election in accordance with procedures prescribed by the Committee. An employee who elects to cease payroll deductions for an Option Term shall not be eligible to resume payroll deductions during such Option Term.

                  (c) No Effect on Later Participation. An employee's surrender of an option and/or cessation of payroll deductions for an Option Term will not have any effect upon his or her eligibility to participate in the Plan for subsequent Option Terms.

                  (d) Surrender Upon Termination of Employment. Upon termination of the employee's employment during an Option Term for any reason, including retirement, payroll deductions made by the employee for such Option Term will be refunded to the employee, or, in the case of death, to the person or persons entitled thereto under ss.9(g).

9.       TERMS AND CONDITIONS OF OPTIONS

         Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall prescribe, provided that all employees granted such agreements shall have the same rights and privileges (except as otherwise required under the Plan), and provided further that such agreements shall comply with and be subject to the terms and conditions set forth below.

                  (a) Number of Shares. Each option shall state the maximum number of shares to which it pertains.

                  (b) Option Price. The per share exercise price of an option shall be the lesser of (i) 85% of the per share fair market value of the Common Stock as of the Grant Date (or the employee's Delayed Grant Date) for the Option Term, or (ii) 85% of the per share fair market value of the Common Stock as of the Exercise Date for the Option Term. In making such determination, during such time as the Common Stock is listed upon an established stock exchange or exchanges, the per share "fair market value" shall be deemed to be the quoted closing price on the last business day before the Grant Date, Delayed Grant Date, or Exercise Date, whichever is applicable. During such time as the Common Stock is not listed upon an established stock exchange, the per share fair market value shall be determined by the Committee by a method sanctioned by the Code, or rules and regulations thereunder. The fair market value per share is to be determined in accordance with Treas. Reg. ss.ss. 1.421-7(e) and 20.2031-2. Subject to the foregoing, the Committee in fixing the exercise price shall have full authority and be fully protected in doing so.

                  (c) Medium and Time of Payment. The exercise price of an option shall be payable in United States dollars upon the exercise of the option and shall be payable only by accumulated payroll deductions made in accordance with ss.6.

                  (d) Term of Option. No option may be exercised after the end of the Option Term in which the option was granted.

                  (e) Accrual Limitation. No option shall permit the rights of an employee to purchase stock under all employee stock purchase plans, intended to qualify under ss.423 of the Code, of the Company and its parent corporation (if any) and subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time options are granted) for each calendar year in which the option is outstanding at any time. For purposes of this paragraph (e) -- (i) the right to purchase Common Stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase Common Stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such Common Stock (determined on the Grant Date of such option) for any one calendar year; and
(iii) a right to purchase Common Stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

                  (f) Termination of Employment. In the event that an employee ceases to be employed by the Company and its participating subsidiary corporations for any reason during the employee's participation in an Option Term, such individual shall be deemed to have surrendered his or her option for such Option Term and his or her accumulated payroll deductions shall be refunded in accordance with ss.8(d).

                  Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee in accordance with applicable law, which determination, unless modified by the Board (in accordance with applicable law), shall be final and conclusive.

                  (g) Nontransferability. Neither payroll deductions made by an employee, nor any rights with regard to the exercise of an option or to receive stock, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. Notwithstanding the foregoing, any rights to a return of payroll deductions under the Plan after surrender of an option due to an employee's death, as described in ss.8(d), may be transferred by will or the laws of descent and distribution. An option may be exercised only by the employee.

                  (h) Recapitalization. Subject to any required action by the stockholders, the share limits of ss.4 and ss.5(b) and the number of shares of Common Stock covered by each outstanding option, and the price per share in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision (stock-split) or consolidation (reverse-split) of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares affected, without receipt of consideration by the Company.

                  Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that each employee granted an option under this Plan shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his or her option.

                  In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of ss.423 of the Code.

                  Except as expressly provided in this paragraph (h), an employee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, or any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

                  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (i) Rights as a Stockholder. An employee shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her option until the date the option is exercised in accordance with the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in paragraph (h) above.

                  (j) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Common Stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

                  (k) Adjustment in Number of Shares Exercisable. If the aggregate number of shares purchased under options granted under the Plan exceeds the aggregate number of shares of Common Stock specified in ss.4, the Company shall make a pro rata allocation of the shares available for distribution so that the limit of ss.4 is not exceeded, and the balance of payroll deductions made by each participating employee shall be returned to him or her as promptly as possible.

                  (l) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, provided that no such provision may in any way be in conflict with the terms of the Plan.

10.      INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

11.      AMENDMENT OF PLAN

         The Committee may, to the extent permitted by law, from time to time, with respect to any shares of Common Stock not subject to options at the time, suspend, discontinue, revise or amend the Plan in any respect whatsoever except that no such revision or amendment may permit granting of options under this Plan to persons other than employees of the Company, its parent corporation (if any) or a subsidiary corporation, or otherwise cause options issued under it to fail to meet the requirements of ss.423 of the Code. Furthermore, the Plan may not, without the approval of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, be amended in any manner that will change the number of shares subject to the Plan.

12.      EFFECTIVE DATE OF PLAN

         The Plan will become effective as of July 1, 1998, or as soon as administratively practicable thereafter, subject, however, to approval by the holders of at least a majority of the Common Stock present or represented, and entitled to vote, at a special or annual meeting of the stockholders at which a quorum is present held within twelve (12) months before or after February 27, 1998 (the date the Plan was approved by the Board). If the Plan is not so approved, the Plan shall not become effective.

13.      ABSENCE OF RIGHTS

         The granting of an option to a person shall not entitle that person to continued employment by the Company or a participating subsidiary corporation or affect the terms and conditions of such employment. The Company or any subsidiary corporation shall have the absolute right, in its discretion, to terminate an employee's employment, whether or not such termination may result in a partial or total termination of his or her option under this Plan.

14.      APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

15.      MISCELLANEOUS

                  (a) Provisions of Plan Binding. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrator or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

                  (b) Applicable Law. Delaware law shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

                       INTEGRA LIFESCIENCES CORPORATION
                                105 MORGAN LANE
                         PLAINSBORO, NEW JERSEY 08536

         PROXY - Annual Meeting of Stockholders - Monday, May 18, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard E. Caruso and Stuart M. Essig as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of Integra LifeSciences Corporation (the "Company") held of record by the undersigned on April 8, 1998 at the Annual Meeting of Stockholders to be held on Monday, May 18, 1998 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 5; FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 4; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                (Continued, and to be signed, on Reverse Side)

-------------------------------------------------------------------------------
                               Please mark your
                          /X/  vote as in this
                               example

              FOR all nominees           WITHHOLD
              listed (except as          AUTHORITY          Nominees:
               marked to the     To vote for all nominees    Keith Bradley
              contrary below)         listed at right        Stuart M. Essig
4. ELECTION OF                                               Richard E. Caruso
   DIRECTORS        /  /               /  /                  George W. McKinney,
                                                              III
                                                             James M. Sullivan
                                                             Edmund L. Zalinski

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name below)

-----------------------------------------------
                                                         FOR   AGAINST  ABSTAIN

1. Proposal to approve and adopt an amendment to         /  /    /  /    /  /
   the Company's Amended and Restated Certificate of Incorporation to effect a one-for-two reverse split of Common Stock.

2. Proposal to approve and adopt the Integra             /  /    /  /    /  /
   LifeSciences Corporation 1998 Stock Option
   Plan.

3. Proposal to approve and adopt the Integra             /  /    /  /    /  /
   LifeSciences Corporation Employee Stock
   Purchase Plan.

5. Proposal to ratify the appointment Coopers &         /  /    /  /    /  /
   Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December
   31, 1998.

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE
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DATE
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SIGNATURE
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DATE
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NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.